EXHIBIT INDEX


FILING    EXHIBIT
METHOD     NO.
------   -------
P         2.1      PURCHASE AGREEMENT DATED SEPTEMBER 2, 1994 AND EFFECTIVE AS
                   OF AUGUST 31, 1994 BETWEEN HOSPITAL STAFFING SERVICES, INC.,
                   HOSPITAL STAFFING SERVICES OF CALIFORNIA, INC., CURA CARE,
                   INC. OF ARIZONA, AND HSSI ACQUISITION CORP. AS SELLER AND
                   INTERIM HEALTHCARE OF NEW YORK INC., AND INTERIM HEALTHCARE
                   INC. AS BUYER. (INCORPORATED BY REFERENCE TO EXHIBIT 10.31 TO
                   REGISTRANT'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER
                   ENDED AUGUST 31, 1994).

DT        2.2     PURCHASE AGREEMENT DATED DECEMBER 30, 1994 AND EFFECTIVE
                   JANUARY 1, 1995 BETWEEN HOSPITAL STAFFING SERVICES, INC. AND CARDINAL NURSING AND HOME CARE, INC. AS SELLERS AND RONALD A. CASS AS BUYER.

DT        2.3      PURCHASE AGREEMENT DATED AND EFFECTIVE AS OF FEBRUARY 15,
                   1995 BETWEEN TRI THERAPY, INC., AS SELLER AND HSSI OF
                   GEORGIA, INC. AS BUYER.

P         3.1      AMENDED AND RESTATED ARTICLES OF INCORPORATION OF THE
                   REGISTRANT (INCORPORATED BY REFERENCE TO AN EXHIBIT TO THE
                   REGISTRATION STATEMENT ON FORM S-18 (NO. 2-87290-A) FILED
                   WITH THE SECURITIES AND EXCHANGE COMMISSION ON OCTOBER 19,
                   1983, AMENDED ON NOVEMBER 23, 1983 AND DECEMBER 5, 1983 AND
                   DECLARED EFFECTIVE ON DECEMBER 6, 1983 ("FORM S-18 (NO.
                   2-87290-A)")).

P         3.2      ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION
                   (INCORPORATED BY REFERENCE TO AN EXHIBIT TO THE REGISTRATION
                   STATEMENT ON FORM S-1 (NO. 33-42640) FILED WITH THE
                   SECURITIES AND EXCHANGE COMMISSION ON SEPTEMBER 6, 1991,
                   AMENDED ON OCTOBER 4, 1991 AND DECLARED EFFECTIVE ON OCTOBER
                   4, 1991 ("FORM S-1 (NO. 33-42640)").

P         3.3      ARTICLES OF AMENDMENT TO ARTICLES OF INCORPORATION OF THE
                   REGISTRANT. (INCORPORATED BY REFERENCE TO EXHIBIT 3.4 FILED
                   WITH THE REGISTRANT'S ANNUAL REPORT ON FORM 10-K FOR THE
                   FISCAL YEAR ENDED NOVEMBER 30, 1993).

P         3.4      BY-LAWS OF THE REGISTRANT, AS AMENDED (INCORPORATED BY
                   REFERENCE TO THE REGISTRANT'S CURRENT REPORT ON FORM 8-K
                   DATED JULY 30, 1991 FILED AUGUST 1, 1991).

P         4.1      FORM OF COMMON SHARE CERTIFICATE (INCORPORATED BY REFERENCE
                   TO AN EXHIBIT TO THE REGISTRATION STATEMENT ON FORM S-18 (NO.
                   2-87290-A)).

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P         10.1     INCENTIVE STOCK OPTION PLAN, AS AMENDED (INCORPORATED BY
                   REFERENCE TO EXHIBIT A(I) TO REGISTRANT'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED AUGUST 31, 1989).

P         10.2     AMENDED AND RESTATED 1990 STOCK OPTION PLAN (INCORPORATED
                   BY REFERENCE TO EXHIBIT 4 FILED WITH THE REGISTRANT'S
                   REGISTRATION STATEMENT ON FORM S-8 ON MAY 17, 1991).

P         10.3     SECOND AMENDED AND RESTATED 1990 STOCK OPTION PLAN
                   (INCORPORATED BY REFERENCE TO EXHIBIT 4 FILED WITH THE
                   REGISTRANT'S REGISTRATION STATEMENT ON FORM S-8 ON JUNE 26,
                   1992).

P         10.4     ALTERNATIVE DEFERRED COMPENSATION PLAN APPROVED JANUARY 19,
                   1994. (INCORPORATED BY REFERENCE TO EXHIBIT 10.26 FILED WITH
                   THE REGISTRANT'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL
                   YEAR ENDED NOVEMBER 30, 1993).

P         10.5     AGREEMENT FOR LEASE BETWEEN REGISTRANT AND 62ND STREET
                   PARTNERS, DATED JULY 29, 1989 FOR REGISTRANT'S OFFICE IN FORT
                   LAUDERDALE, FLORIDA (INCORPORATED BY REFERENCE TO EXHIBIT
                   A(II) TO REGISTRANT'S QUARTERLY REPORT ON FORM 10-Q FOR THE
                   QUARTER ENDED AUGUST 31, 1989).

DT        10.6     ADDENDUM TO LEASE AGREEMENT DATED OCTOBER 31, 1994.

DT        10.7     SECOND ADDENDUM TO LEASE AGREEMENT DATED NOVEMBER 1, 1995,
                   AND RELATED PROMISSORY NOTE DATED DECEMBER 1, 1995.

P         10.8     TERMINATION AND BENEFITS AGREEMENT WITH WARREN MARMORSTEIN
                   DATED NOVEMBER 1, 1993. (INCORPORATED BY REFERENCE TO EXHIBIT
                   10.25 FILED WITH THE REGISTRANT'S ANNUAL REPORT ON FORM 10-K
                   FOR THE FISCAL YEAR ENDED NOVEMBER 30, 1993).

P         10.9     TERMINATION AGREEMENT WITH BRIAN M. LECHNER DATED JUNE 1,
                   1994. (INCORPORATED BY REFERENCE TO EXHIBIT 10.29 TO
                   REGISTRANT'S QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER
                   ENDED MAY 31, 1994).

DT        10.10    SETTLEMENT AGREEMENT WITH RONALD A. CASS DATED JANUARY 1,
                   1995.

DT        10.11    EMPLOYMENT AGREEMENT WITH JAY GERSHBERG DATED SEPTEMBER 1,
                   1995.

DT        10.12    EMPLOYMENT AGREEMENT WITH JEFFREY A. BARNHILL DATED
                   SEPTEMBER 1, 1995.

DT        10.13    EMPLOYMENT AGREEMENT WITH RONALD HUNEYCUTT DATED FEBRUARY 1,
                   1996.

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P         10.14    LOAN AND SECURITY AGREEMENT WITH CONGRESS FINANCIAL
                   CORPORATION (FLORIDA) DATED AUGUST 23, 1993. (INCORPORATED BY REFERENCE TO EXHIBIT 10.24 FILED WITH THE REGISTRANT'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED NOVEMBER 30,
                   1993).

P         10.15    AMENDMENT NO. 1 TO LOAN AND SECURITY AGREEMENT WITH CONGRESS
                   FINANCIAL CORPORATION (FLORIDA) DATED JANUARY 27, 1994.
                   (INCORPORATED BY REFERENCE TO EXHIBIT 10.27 FILED WITH THE
                   REGISTRANT'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR
                   ENDED NOVEMBER 30, 1993).

P         10.16    AMENDMENT NO. 2 TO LOAN AND SECURITY AGREEMENT WITH CONGRESS
                   FINANCIAL CORPORATION (FLORIDA) DATED MARCH 15, 1994.
                   (INCORPORATED BY REFERENCE TO EXHIBIT 10.28 TO REGISTRANT'S
                   QUARTERLY REPORT ON FORM 10-Q FOR THE QUARTER ENDED MAY 31,
                   1994.)

P         10.17    MANAGEMENT AGREEMENT BETWEEN HOSPITAL STAFFING SERVICES,
                   INC. AND ITS WHOLLY-OWNED SUBSIDIARIES DATED JUNE 13, 1994,
                   EFFECTIVE DECEMBER 1, 1990. (INCORPORATED BY REFERENCE TO
                   EXHIBIT 10.30 TO REGISTRANT'S QUARTERLY REPORT ON FORM 10-Q
                   FOR THE QUARTER ENDED MAY 31, 1994.)

DT        10.18    LOAN AND SECURITY AGREEMENT WITH CAPITAL HEALTHCARE
                   FINANCING DATED FEBRUARY 7, 1996.

DT        21.1     SUBSIDIARIES OF THE REGISTRANT.

DT        23.1     CONSENT OF ARTHUR ANDERSEN LLP - FILED HEREWITH.